UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2003

On Assignment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20540	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

26651 West Agoura Road Calabassas, California	91302
(Address of principal executive offices)	(Zip Code)

(818) 878-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished as part of this report:

99.1 Press Release of On Assignment, Inc., dated May 12, 2003.

Item 9.        Regulation FD Disclosure.

On May 12, 2003, On Assignment, Inc. (the “Company”) issued a press release setting forth a correction to the Company’s selected consolidated balance sheet data (unaudited) contained in a prior press release of financial results for the first quarter of 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  This information is furnished as an exhibit to this report on Form 8-K pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition” under Item 9, “Regulation FD Disclosure” of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.  The press release may also be found on the Company’s website at www.onassignment.com on the Investor Relations page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.

Date: May 12, 2003	By:	/s/ RONALD W. RUDOLPH
Ronald W. Rudolph
Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of On Assignment, Inc., dated May 12, 2003.